UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

SQZ BIOTECHNOLOGIES COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39662	46-2431115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Arsenal Yards Blvd Suite 210
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 758-8672

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SQZB	OTC Markets*

*On July 3, 2023, SQZ Biotechnologies Company common stock was suspended from trading on the New York Stock Exchange. On July 5, 2023, SQZ Biotechnologies Company common stock began trading on the OTC Markets operated by the OTC Markets Group, Inc., under the trading symbol SQZB.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2023, the Board of Directors of SQZ Biotechnologies Company (the “Company”) approved retention bonuses for all of the Company’s employees, including the Company’s executive officers, pursuant to which each Company employee will receive a retention recognition bonus (the “Bonus”) by July 14, 2023; provided that, if before December 31, 2023, an employee voluntarily resigns from employment with the Company (other than for good reason, as defined in the employee’s employment agreement with the Company, if applicable) or the Company terminates the employee’s employment for cause (as defined in such employee’s employment agreement, if applicable, and if not applicable, then defined as misconduct or any other reason the Company determines to constitute “cause”), such employee is required to repay the total gross amount of the Bonus paid to the employee.

As part of the Plan, Howard Bernstein, Ph.D., Interim Chief Executive Officer of the Company, Richard Capasso, Chief Accounting Officer of the Company, Marshelle Smith Warren, M.D., Chief Medical Officer of the Company, and Lawrence Knopf, General Counsel of the Company, will receive Bonuses in the amount of $615,000, $193,640, $374,019 and $359,599, respectively, subject to the repayment obligations described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Retention Recognition Bonus Letter for Executive Employees
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SQZ BIOTECHNOLOGIES COMPANY

Date:	July 7, 2023	By:	/s/ Lawrence Knopf
Lawrence Knopf General Counsel